Exhibit 99.1

Multi-Color Declares Quarterly Dividend

Sharonville, OH — November 6, 2008 — Multi-Color Corporation (NASDAQ:LABL) announced today that its Board of Directors declared the Company’s quarterly cash dividend for the third quarter of fiscal year 2009. The dividend is a payment of five cents per common share, payable December 1, 2008, to shareholders of record at the close of business on November 17, 2008.

Safe Harbor Statement

The Company believes certain statements contained in this report that are not historical facts constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be covered by the safe harbors created by that Act. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Any forward-looking statement speaks only as of the date made. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which they are made.

Statements concerning expected financial performance, on-going business strategies, and possible future actions which the Company intends to pursue in order to achieve strategic objectives constitute forward-looking information. Implementation of these strategies and the achievement of such financial performance are each subject to numerous conditions, uncertainties and risk factors. Factors which could cause actual performance by the Company to differ materially from these forward-looking statements include, without limitation, factors discussed in conjunction with a forward-looking statement; changes in general economic and business conditions in the U.S. and abroad; the ability to consummate and successfully integrate acquisitions; the ability to manage foreign operations; currency exchange rate fluctuations; the success and financial condition of the Company’s significant customers; competition; acceptance of new product offerings; changes in business strategy or plans; quality of management; the Company’s ability to maintain an effective system of internal control; availability, terms and development of capital; cost and price changes; raw material cost pressures; availability of raw materials; ability to pass raw material cost increases to its customers; business abilities and judgment of personnel; changes in, or the failure to comply with, government regulations, legal proceedings and developments; risk associated with significant leverage; increases in general interest rate levels affecting the Company’s interest costs; ability to manage global political uncertainty; and terrorism and political unrest. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About Multi-Color (http://www.multicolorcorp.com)

Sharonville, Ohio based Multi-Color Corporation provides leadership in Global Label Solutions through its two business units: North American Business Unit and International Business Unit. Established in 1916, Multi-Color has grown to support the world’s most prominent brands including leading producers of Health & Beauty, Food & Beverage, Personal Care, Automotive and Household Brands. Multi-Color acquired Collotype Labels on February 29, 2008. Collotype was established in 1903 in Adelaide, South Australia and has grown to become the world’s largest and most awarded pressure sensitive Wine & Spirits label printer. Multi-Color is now the world’s largest producer of in-mold labels and one of the largest producers of pressure sensitive and heat transfer labels and a major manufacturer of high-quality wet glue labels and shrink sleeves. Multi-Color has 14 manufacturing locations worldwide; 8 in the U.S., 5 in Australia and 1 in South Africa.

For more information, please contact:

Dawn H. Bertsche

Senior Vice President – Finance and Chief Financial Officer

Multi-Color Corporation

(513) 345-1108

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